                                                                     EXHIBIT 1.1


               SMITH'S FOOD & DRUG CENTERS, INC.

    $575,000,000 [   ]% Senior Subordinated Notes due 2007


                    UNDERWRITING AGREEMENT
                    ----------------------

                                                         , 1996


BT Securities Corporation
CS First Boston Corporation
Donaldson, Lufkin & Jenrette
  Securities Corporation
Goldman, Sachs & Co.
Chase Securities Inc.
c/o BT Securities Corporation
    One Bankers Trust Plaza
    New York, New York  10005

Ladies and Gentlemen:

          Smith's Food & Drug Centers, Inc., a Delaware corpo-
ration (the "Company"), hereby confirms its agreement with each
             -------
of you (the "Underwriters"), as set forth below.
             ------------

          1.   The Securities.  Subject to the terms and condi-
               --------------
tions herein contained, the Company proposes to issue and sell to the Underwriters $575,000,000 aggregate principal amount of
its [   ]% Senior Subordinated Notes due 2007 (the
"Securities").
 ----------

          The Securities will be issued pursuant to an Inden-
ture to be entered into by the Company, as issuer, and
                            , as trustee (the "Trustee").
                                               -------

          Pursuant to a Recapitalization Agreement and Plan of Merger, dated as of January 29, 1996 (the "Recapitalization
                                           ----------------
Agreement"), among the Company, Cactus Acquisition, Inc., a
- ---------
Delaware corporation and a wholly owned subsidiary of the Com-pany ("Acquisition"), Smitty's Supermarkets, Inc., a Delaware
       -----------
corporation ("Smitty's"), and The Yucaipa Companies, a Califor-
              --------
nia general partnership ("Yucaipa"), Acquisition will merge
                          -------
(the "Merger") with and into Smitty's.  Upon consummation of
      ------
the Merger, Smitty's will become a wholly owned subsidiary of the Company.

            In connection with the Merger, the Company is offering (the "Tender Offer") to purchase 50% of the outstanding shares (excluding shares
 ------------
issuable in the Merger) of its common stock, par value $.01 per share (the "Common Stock"), from the holders thereof for $36.00 in cash per share.
 ------------
Concurrently with the Tender Offer, the Company intends to redeem certain shares of its Series I Preferred Stock, to repay certain indebtedness and repurchase certain outstanding employee stock options (such redemption, repayments and repurchases, the "Repayments").
                                 ----------

            At the time the Merger is consummated, Smitty's and its wholly owned subsidiary Smitty's Super Valu, Inc. ("SSV") will repay certain
                                             ---
indebtedness, including, through offers to purchase (the "Smitty's Offers
                                                          ---------------
to Purchase") from the holders thereof, the 13.75% Senior Discount
- -----------
Debentures due 2006 of Smitty's and the 12.75% Senior Subordinated Notes due 2004 of SSV (collectively, the "Smitty's Securities"). Consents will
                                    -------------------
be solicited (the "Consent Solicitations") from the holders of the Smitty's
                   ---------------------
Securities to certain amendments to the respective indentures under which the Smitty's Securities were issued. The repayment of Smitty's indebtedness, including through the Smitty's Offers to Purchase, and the Consent Solicitations are referred to herein collectively as the "Smitty's
                                                                  --------
Refinancing."
- -----------

            The Tender Offer, the Repayments and the Smitty's Refinancing will be funded with the proceeds from the offering of the Securities (the "Offering"), together with the initial borrowings under a new senior credit
 --------
facility (the "New Credit Facility") to be entered into among the Company,
               -------------------
Bankers Trust Company, as administrative agent, and the other financial institutions party thereto (the "Lenders") and certain proceeds of the
                                 -------
divestiture of the Company's Southern California operations (the "California Divestiture").
 ----------------------

            The Offering, the Tender Offer, the Repayments and the closing under the New Credit Facility are collectively referred to herein as the "Recapitalization." The Recapitalization, the Merger, the Smitty's
 ----------------
Refinancing, the California Divestiture and the disposition of the Company's closed stores and excess real estate in California pursuant to the California Asset Disposition (as defined in the Registration Statement) are collectively referred to herein as the "Transactions." The Securities,
                                            ------------
the Indenture, the New Credit Facility and the related credit documents (including the guarantees and collateral documents relating thereto), the Recapitalization Agreement and each of the agreements annexed as an exhibit thereto, the Equity Dealer Manager Agreement (as defined), the Debt

Dealer Manager Agreement (as defined) and this Agreement are collectively referred to herein as the "Transaction Documents".
                           ---------------------

            2.    Representations and Warranties.  The Company represents
                  ------------------------------
and warrants to the Underwriters that (it being understood that references in this Section 2 (other than in subsection (a) or (b) hereof) to the Prospectus, if not in existence, shall be deemed to be to the most recent Preliminary Prospectus (as defined)):

            (a) A registration statement on Form S-3 (File No. 333-01601) with respect to the Securities, including a prospectus subject to completion with respect to the Securities, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (together
       ----------
      with the rules and regulations of the Commission promulgated thereunder, the "Act"); and one or more amendments to such registra-
                       ---
      tion statement also have been so filed. After the execution of this Agreement, the Company will file with the Commission either (x) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment shall have been filed, in such registration statement) with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Underwriters prior to the execution of this Agreement, or (y) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Underwriters prior to the execution of this Agreement. As used in this Agreement, the term "Registration
                                                       ------------
      Statement" means such registration statement, as amended at the time
      ---------
      when it was or is declared effective, including all documents incorporated by reference therein and all financial schedules and exhibits thereto and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means
                                          ----------------------
      each prospectus subject to completion, filed with such registration statement or any amendment thereto (including the prospectus subject to completion, if any, included in the Registration

      Statement); and the term "Prospectus" means the prospectus relating to the
                                ----------
      Securities, as first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b) such term means the prospectus relating to the Securities included in the Registration Statement. Any reference herein to any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated therein by reference as of the date of such Preliminary Prospectus or the Prospectus pursuant to Item 12 of Form S-3 under the Act, as the case may be, and any reference herein to the terms "amend," "amendment" or
                                                 -----    ---------
      "supplement" with respect to any Preliminary Prospectus or the Prospectus
       ----------
      shall be deemed to refer to and include any documents filed with the Commission after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act"), and so incorporated by
                                     ------------
      reference (all such incorporated documents being herein called the "Incorporated Documents").
       ----------------------

            (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any
      Preliminary Prospectus was filed with the Commission it (x) complied in all material respects with the requirements of the Act and the
      Exchange Act and (y) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement was or is declared effective, it (1) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respect with the requirements of, the Act and (2) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.  When the Prospectus is filed with the Commission pursuant to Rule 424(b)
      (or, if the Prospectus is not required to be so filed, when the Registration Statement was or is declared effective) and on the
      Closing Date (as defined in Section 3), the Prospectus (i) complied or will comply in all material respects with the requirements of the
      Act and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in
      the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Underwriters specifically for use therein or to the Statement of Eligibility and Qualification (the "Forms T-1") under the Trust Indenture Act of 1939, as
                          ---------
      amended (the "Trust Indenture Act"), of the Trustee filed as an exhibit to
                    -------------------
      the Registration Statement.

            (c) The Company has prepared and filed with the Commission in accordance with the Exchange Act (x) a proxy statement and form of proxy relating to the 1996 annual meeting of the Company's stockholders (the "Stockholders Meeting") at which the Company's
                         --------------------
      stockholders approved the Recapitalization Agreement and the transactions contemplated thereby, including the Tender Offer,
      (ii) an Issuer Tender Offer Statement on Schedule 13E-4 under the Exchange Act with respect to the Tender Offer. As used in this Agreement, the term "Proxy Statement" means the definitive proxy
                           ---------------
      statement and form of proxy, including any annexes, financial statements and schedules, and any amendments or supplements thereto in the form filed with the Commission pursuant to Rule 14a-6(b) under the Exchange Act; and the term "Offer to Purchase" means the offer to
                                      -----------------
      purchase, the related form of letter of transmittal, summary advertisement and exhibits thereto, in the form filed as part of the Issuer Tender Offer Statement on Schedule 13E-4 under the Exchange Act.

            (d) On the date that the Proxy Statement was mailed to the Company's stockholders and on the date of the Stockholders' Meeting, the Proxy Statement complied in all material respects with the provisions of the Exchange Act, and the Proxy Statement at such times and on the Closing Date did not and will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein, in light of the circumstances under which they were made, or necessary in order to make the statements therein not misleading. On the date that the Offer to Purchase was mailed to the Company's stockholders, it complied in all material respects with the provisions of the Exchange
      Act, and the Offer to Purchase at such times and on the Closing Date did not and will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstance under which they were made, not misleading.

            (e)  Annex B hereto lists all of the direct and indirect
                 -------
      subsidiaries of the Company after giving effect to the Transactions
      (the "Subsidiaries").  Neither the Company nor any of the
            ------------
      Subsidiaries owns, or after giving effect to the Transactions will own, directly or indirectly, any shares of capital stock or other equity securities of any person not listed on such Annex.  The
      Company and each of the Subsidiaries have been duly incorporated and are validly existing in good standing as corporations under the laws of their respective jurisdictions of incorporation, with all requisite corporate power and authority to own or lease their respective properties and conduct their respective businesses as described in the Prospectus. The Company and each of the
      Subsidiaries are, and will be after giving effect to the
      Transactions, duly qualified to do business as foreign corporations in good standing in all other jurisdictions where the ownership or leasing of their respective properties or the conduct of their respective businesses requires such qualification, except where the failure to be so qualified, individually or in the aggregate, would not have (x) a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Com-
      pany and the Subsidiaries taken as a whole or (y) an adverse effect on the ability of the Company or any Subsidiary to perform any of its material obligations under any of the Transaction Documents to which it is or will be a party or to consummate any of the Transactions (collectively, a "Material Adverse Effect"). The Company has, and
                        -----------------------
      upon consummation of the Transactions, will have (based upon the assumptions described or referred to in the first paragraph under the caption "Pro Forma Capitalization" in the Prospectus), in all material respects, the authorized, issued and outstanding capitalization set forth in the Prospectus. The outstanding shares of capital stock of the Company and each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights granted by the Company or any Subsidiary. Except as described in the Prospectus and except as to any indebtedness to be repaid on the Closing Date, all of the outstanding shares of capital stock of each of the Subsidiaries are, or will be upon consummation of the Transactions, owned beneficially by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests, mortgages, pledges, charges or claims. No holder of securities of the Company or any of the Subsidiaries is entitled to have such securities registered under the Registration Statement.

            (f) The Company and each of the Subsidiaries have all necessary corporate power and authority to execute and deliver each of the Transaction Documents, to perform their respective obligations thereunder (including the issuance of the Securities) and to consummate the Transactions (in each case, to the extent each is a party thereto).

            (g)  The Securities have been duly and validly authorized by the Company for issuance and, when executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture, and delivered to and paid for by the Underwriters in accordance with the terms hereof, will have been duly executed, issued and delivered and will constitute legally valid and binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, (ii)
      general principles of equity and the discretion of the court before which any proceeding therefor may be brought (regardless of whether such enforcement is considered in a proceeding in equity or at law),
      (iii) the unenforceability, under certain circumstances, of provisions imposing penalties, forfeitures, late payment charges or an increase in interest rate upon delinquency in payment or the occurrence of a default, and (iv) the unenforceability of any provision requiring the payment of attorneys' fees, except to the extent that a court determines such fees to be reasonable (each of clauses (i), (ii), (iii) and (iv), an "Enforceability Limitation").
                                             -------------------------
      The Indenture has been duly authorized by the Company and, when executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the Trustee), will constitute a legally valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to (x) the Enforceability Limitations and (y) the unenforceability of the provisions contained in the Indenture relating to the waiver of stay, extension or usury laws. The Indenture has been qualified under the Trust Indenture Act and complies as to form in all material respects with the requirements of the Trust Indenture Act.

            (h) This Agreement has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery hereof by the Underwriters, constitutes the legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that the enforcement hereof may be subject to (x) the Enforceability Limita-tions and (y) the unenforceability under certain circumstances under law or court decisions of provisions for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

            (i) Each of the Transactions and Transaction Documents conforms in all material respects to the descriptions thereof in the Prospectus.

            (j)  Except as described in the Prospectus, no consent,
      approval, authorization or order of any court or governmental agency or body is required for the performance of any of the Transaction Documents by the Company or any of the Subsidiaries (to the extent each such person is a party thereto) or the consummation by the
      Company or any of the Subsidiaries of any of the Transactions, except such as have been obtained and such as may be required under the Act, the Trust Indenture Act or state securities or "Blue Sky" laws, or where the failure to obtain such consent, approval, authorization or order, individually or in the aggregate, would not have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries is,
      or upon consummation of the Transactions will be, (i) in violation of its certificate of incorporation or bylaws, (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to it, which violation, individually or in the aggregate, would have a Material Adverse Effect, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate or other agreement or instrument to which it or any of its properties is subject (collectively, "Contracts"), which default, individually or in the
                      ---------
      aggregate, would have a Material Adverse Effect.

            (k) Neither the execution, delivery and performance by the Company or any of the Subsidiaries of any of the Transaction
      Documents (to the extent each such person is a party thereto), nor the consummation by the Company or any of the Subsidiaries of any of the Transactions will (after giving effect to all amendments and waivers obtained on or prior to the Closing Date) conflict with or constitute or result in a breach or violation by the Company or any of the Subsidiaries of any of (i) the terms or provisions of, or constitute a default by the Company or any of the Subsidiaries under, any of the Contracts, which conflict, breach, violation or default, individually or in the aggregate, would have a Material Adverse
      Effect, (ii) the certificate of incorporation or bylaws of any such person, or (iii) any statute, judgment, decree, order, rule or regulation (excluding state securities and "Blue Sky" laws) of any court or governmental agency or other body applicable to any such person or any of their respective properties, which conflict, breach, violation or default, individually or in the aggregate, would have a Material Adverse Effect.

            (l) (x) Immediately after the consummation of the Transactions, the fair value and present fair saleable value of the assets of the Company will exceed the sum of its stated liabilities and identified contingent liabilities; and (y) after giving effect to the execution, delivery and performance of the Transaction Documents and the consummation of the Transactions, neither the Company nor any of the Subsidiaries is, or will be, (i) left with unreasonably small capital with which to carry on its business as it is proposed to be conducted as described in the Prospectus, (ii) unable to pay its debts (contingent or otherwise) as they mature or (iii) insolvent.

            (m) As of the Closing Date, each of the Transaction Documents (other than the Indenture, the Securities or this Agreement) will have been duly and validly authorized by the Company and each of the Subsidiaries (to the extent each is a party thereto); and, when executed and delivered by the Company and the Subsidiaries (to the extent each is a party thereto), assuming the due authorization, execution and delivery thereof by all other parties thereto, each such Transaction Document will constitute a legally valid and binding obligation of the Company and each of the Subsidiaries, to the extent each is a party thereto, enforceable against each such person in accordance with its terms, except that the enforcement thereof may be subject to (x) the Enforceability Limitations and (y) the unenforceability under certain circumstances under law or court decisions of provisions for the indemnification of or contribution to a party with respect to a liability where such indemnification or contribution is contrary to public policy.

            (n)  Except as disclosed in the Prospectus, and except as would not, individually or in the aggregate, have a Material Adverse
      Effect, (i) the Company and each of the Subsidiaries are in compliance with all applicable Environmental Laws (as defined below),
      (x) the Company and each of the Subsidiaries have all permits, authorizations and approvals required under any applicable
      Environmental Laws and are in compliance with their requirements,
      (ii) there are no pending or, to the best knowledge of the Company, threatened Environmental Claims (as defined below) against the
      Company or any of the Subsidiaries and (iii) the Company has no
      knowledge of any circumstances that could reasonably be anticipated to form the basis of an Environmental Claim against the Company or any of the Subsidiaries or any of their respective properties or operations and the business operations relating thereto which Environmental Claim, individually or in the aggregate, would have a Material Adverse Effect. For purposes of this Agreement, the following terms shall have the following meanings: "Environmental Law" means, with respect to any person,
                           -----------------
      any federal, state, local or municipal statute, law, rule, regulation, ordinance, code and any published judicial or administrative interpretation thereof including any judicial or administrative order, consent decree or judgment binding on or applicable to such person or any of its subsidiaries, relating to the environment, health, safety or any chemical, material or substance, exposure to which is prohibited, limited or regulated by any such governmental authority. "Environmental Claims"
                                                        --------------------
      means any and all administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigations or proceedings relating in any way to any Environmental Law.

            (o) The audited consolidated financial statements and schedules of the Company and of Smitty's in the Registration Statement and Prospectus present fairly the consolidated financial position, results of operations and cash flows of the Company and of Smitty's, respectively, at the dates and for the periods to which they relate, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein, and the unaudited consolidated financial statements of Smitty's and the related notes included in the Prospectus present fairly the consolidated financial position, results of operations and cash flows of Smitty's at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein.

            (p) The pro forma financial statements and other pro forma financial information (including the notes thereto) included in the Prospectus and the Registration Statement have been prepared in accordance with applicable requirements of Regulation S-X promulgated under the Exchange Act and have been properly computed on the bases described therein. The assumptions used in the preparation of the pro forma financial statements and other pro forma financial information in the Registration Statement and Prospectus are set forth therein and are reasonable, and the adjustments used therein are appropriate to give effect to the transactions or circumstances referred to therein.

            (q) Ernst & Young LLP, which has audited certain financial statements and schedules as set forth in its reports included in the Registration Statement and the Prospectus, is an independent public accounting firm with respect to the Company as required by the Act. Coopers & Lybrand L.L.P., which has audited certain financial state-ments and schedules as set forth in its reports included in the Registration Statement and the Prospectus, is an independent public accounting firm with respect to Smitty's as required by the Act.

            (r) The forward-looking statements relating to cost savings in the Prospectus are based on assumptions that the Company believes to be reasonable. The other statistical and market-related data in the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate.

            (s) Except as described in the Prospectus, there is not pending or, to the best of the Company's knowledge, threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of the Subsidiaries or to which the property of the Company or any of the Subsidiaries is subject, before or brought by any court or governmental agency or body, which, individually or in the aggregate, would if determined adversely to the Company have a Material Adverse Effect.

            (t) The Company and each of the Subsidiaries have (a) good and marketable title to all the real properties and other material assets (personal, tangible, intangible or mixed) owned or purported to be owned by them respectively, and, as of the Closing Date (after giving effect to the Transactions), such title will be free and clear of all liens, except for liens which would be permitted under the Indenture and (b) peaceful and undisturbed possession under all leases to which they are party as lessee or sublessee, except for such defects in title or lack of possession that, individually or in the aggregate, would not have a Material Adverse Effect. The Company and each of the Subsidiaries operate all material real and personal property leased by them under valid and enforceable leases and have performed in all material respects the obligations required to be performed by them with respect to each such lease, except for such leases and obligations which, individually or in the aggregate, would not have a Material Adverse Effect. As to leases with respect to which the Company or any Subsidiary is the lessor, the lessees and other parties under such leases are in compliance with all terms and conditions thereunder and such leases are in full force and effect except for any failures to comply or remain in full force and effect which, individually or in the aggregate, would not have a Material Adverse Effect. All tangible assets and properties of the Company and each of the Subsidiaries are in good working order (subject to ordinary wear and tear) and are adequate for the uses to which they are being put or would be put in the ordinary course of business except for such assets and properties as in the aggregate will not, after giving effect to the Transactions, be material to the business, condition (financial or otherwise), results of operations or prospects of the Company and the Subsidiaries taken as a whole.

            (u) The Company and the Subsidiaries own, or possess licenses with respect to, and have the rights to use, all trademarks and trade names (collectively, "Intellectual Property") used in, or necessary
                            ---------------------
      for the conduct of, their respective businesses as described in the
      Prospectus, and the consummation of the Transactions will not alter or impair any such rights, except for such alterations or impairments as would not, individually or in the aggregate, have a Material Adverse Effect. To the best of the Company's knowledge, no claims have been asserted by any person to the use of any such Intellectual Property or challenging or questioning the validity or effectiveness of any license or agreement related thereto, except for such claims as would not, individually or in the aggregate, have a Material Adverse Effect. To the best of the Company's knowledge, there is no valid basis for any such claim and the use of such Intellectual Property by the Company and the Subsidiaries does not infringe on the rights of any person. The Company and each of the Subsidiaries have obtained all licenses, permits, franchises and other governmental authorizations the lack of which, individually or in the aggregate, would have a Material Adverse Effect.

            (v) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as described therein, (x) neither the Company nor any of the Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business and (y) neither the Company nor any of the Subsidiaries has purchased any of its respective outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on their respective capital stock or otherwise.

            (w) All taxes, assessments, fees and other charges (including, without limitation, withholding taxes, penalties, and interest) due or claimed to be due from the Company or any of the Subsidiaries that are due and payable have been paid, other than those being contested in good faith or those currently payable without penalty or interest and for which an adequate reserve or accrual has been established in accordance with generally accepted accounting principles, and except where the failure so to pay would not, individually or in the aggregate, have a Material Adverse Effect. The Company knows of no actual or proposed additional tax assessments for any fiscal period against the Company and the Subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect.

            (x) Neither the Company nor any of the Subsidiaries is now, or after giving effect to the Transactions will be, an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

            (y) Except as stated in the Prospectus, the Company knows of no outstanding claims for services, either in the nature of a finder's fee, financial advisory fee, origination fee or similar fee, with respect to any of the Transactions.

            (z) Each of the representations and warranties set forth in the Recapitalization Agreement was true and correct in all materials respects at the time as of which such representations and warranties were made and will be true and correct at and as of the Closing Date as if made at and as of such date (other than to the extent any such representation or warranty is expressly made as to only a certain other date).

            (aa) As of the Closing Date, each of the representations and warranties of the Company and the Subsidiaries set forth in the Credit Agreement will be true and correct as if made at and as of such date (other than to the extent any such representation or warranty is expressly made as to only a certain other date).

            (ab)  Each of the representations and warranties set forth in
      the Dealer Manager Agreement dated            , 1996 between the
      Company and Goldman, Sachs & Co. (the "Equity Dealer Manager Agreement")
                                             -------------------------------
      was true and correct in all material respects at the time as of which such representations and warranties were made and will be true and correct at and as of the Closing Date as if made at and as of such date (other than to the extent any such representation or warranty is expressly made as to only a certain other date).

            (ac) Except as stated in the Prospectus, neither the Company nor any of the Subsidiaries nor, to the best of the Company's knowledge, any of their respective directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which might reasonably be expected, to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company or any of the Subsidiaries to facilitate the sale of the Securities or the Smitty's Offers to Purchase or the Tender Offer.

            (ad) As of the Closing Date, the Company will have delivered to the Underwriters a true and correct copy of each of the Transaction Documents, together with all related agreements and all schedules and exhibits thereto, and there shall have been no material amendments, alterations, modifications and waivers as to which the Underwriters have not been advised in writing and which would be required to be disclosed in the Prospectus; and there exists as of the Closing Date (after giving effect to the Transactions) no event or condition which would constitute a default or an event of default (in each case as defined in each of the Transaction Documents) under any of the Transaction Documents which, individually or in the aggre-gate, would have a Material Adverse Effect.

            Any certificate signed by any officer of the Company or any Subsidiary and delivered pursuant to this Agreement or in connection with the payment of the purchase price and delivery of the Securities shall be deemed a representation and warranty by the Company or such Subsidiary, as the case may be, to each Underwriter as to the matters covered thereby, and shall not be deemed a representation by such officer as an individual.

            3.    Purchase, Sale and Delivery of the Securities.  On the
                  ---------------------------------------------
basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the
Company agrees to issue and sell to the Underwriters, and each of the
Underwriters severally agrees to purchase from the Company, at    % of
their principal amount, the respective principal amounts of the Securities set forth opposite their respective names on Annex A hereto. The obligations of the
                                         -------
Underwriters under this Agreement are several and not joint. Certificates in definitive form for the Securities that the Underwriters have agreed to purchase hereunder, and in such denominations and registered in such name or names as each Underwriter requests upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company, against payment by or on behalf of the Underwriters of the purchase price therefor by wire transfer or check of immediately available funds to the account of the Company. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 10:00 A.M., New York time, on May , 1996, or at such other place, time or date as the Underwriters and the Company may agree upon or as the Underwriters may determine pursuant to Section 7(a) hereof, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will
                                                 ------------
make such certificates for the Securities available for checking and packaging by the Underwriters at the offices in New York, New York of BT Securities Corporation at least 24 hours prior to the Closing Date.

            4.    Offering by the Underwriters.  After the Registration
                  ----------------------------
Statement becomes effective, the Underwriters propose to offer for sale to the public the Securities at the price and upon the terms set forth in the Prospectus.

            5.    Certain Covenants.  The Company covenants and agrees with
                  -----------------
the Underwriters that:

            (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective promptly. If, at the time that the Registration Statement becomes effective, any information shall have been omitted therefrom in reliance upon Rule 430A of the rules and regulations of the Commis-sion under the Act, then immediately following the execution of this Agreement, the Company will prepare, and thereafter the Company will file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the rules and regulations of the Commission under the Act, copies of the Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including an amended Prospectus), containing all information so omitted. The Company will give each Underwriter notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Securities which differs from the prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the rules any regulations of the Commission under the Act), will furnish the Underwriters with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement or use any such prospectus to which the Underwriters shall reasonably object or which is not in compliance with the Act or the Exchange Act. The Company will advise the Underwriters, promptly after it receives notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or when the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Underwriters of each such filing or effectiveness.

            (b) The Company will advise the Underwriters, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, (ii) the suspension of the qualification of any of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the Prospectus or for addi-tional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

            (c) The Company will cooperate with the Underwriters in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Underwriters may designate and will continue such qualifications in effect for as long as may be necessary to complete the initial distribution of the Securities by the Underwriters; provided, how-
                                                          --------  ----
      ever, that in connection therewith the Company shall not
      ----
      be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or, except at the expense of the Underwriters, to keep any state qualification effective after one year.

            (d) If any event shall occur as a result of which it is necessary, in the judgment of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is, or is to be, delivered to a purchaser of Securities, or if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Act and the Exchange Act, the Company shall (subject to Section 5(a)) forthwith amend or supplement the Prospectus (in form and substance reasonably satisfactory to the Underwriters and in compliance with the Act) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is, or is to be, delivered to a purchaser of Securities, not misleading and will comply with the Act and the Exchange Act, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

            (e) The Company will, without charge, provide (i) to each Underwriter and to counsel for the Underwriters a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Underwriters may reasonably request.

            (f) Subject to Section 5(a), the Company will timely complete all required filings and otherwise comply fully in a timely manner with all provisions of the Exchange Act and promptly file all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offer or sale of any of the Securities.

            (g) The Company, as soon as practicable, will make generally available to its security holders a consolidated earnings statement of the Company that satisfies the provisions of Section 11(a) of the Act and Rule 158 thereunder.

            (h) The Company will apply the net proceeds from the sale of the Securities, along with borrowings under the New Credit Facility, as set forth under "Summary -- The Transactions -- Sources and Uses" in the Prospectus.

            (i) The Company will not voluntarily claim, and will actively resist any attempts to claim, the benefit of any usury laws against holders of the Securities.

            (j) The Company will not take at any time, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, or which will constitute, stabilization of the price of any of the Securities to facilitate the sale or resale of any of the Securities.

            6.    Expenses.  The Company agrees to pay all costs and
                  --------
expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to such transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Underwriters of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company or any Subsidiary, (iv) the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Securities, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriters relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities,
(vii) expenses
of the Company and the Subsidiaries in connection with any meetings with prospective investors in the Securities, (viii) fees and expenses of the Trustee, including fees and expenses of its counsel,
(ix) advertising relating to the offering of the Securities (other than as shall have been specifically approved by the Underwriters to be paid for by the Underwriters), and (x) any fees charged by investment rating agencies for the rating of the Securities.

            7.    Conditions of the Underwriters' Obligations.  The
                  -------------------------------------------
obligation of the Underwriters to purchase and pay for the Securities are subject to the accuracy of the representations and warranties contained herein, to the performance by the Company of its covenants and agreements hereunder and to the following additional conditions:

            (a) If the registration statement originally filed with respect to the Securities or any amendment thereto filed prior to the Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment shall have been declared effective not later than 12:00 noon, New York City time, on the date on which the amendments to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Underwriters; if required, the Prospectus and any amendment or supplement thereto shall have been filed in accordance with Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act shall have been issued and no proceedings for that purpose shall have been instituted or threatened or, to the best of the Company's knowledge, any Subsidiary or the Underwriters, shall be contemplated by the Commission; and the Underwriters shall have received a certificate, with respect to the Company, dated the Closing Date and signed by the Chairman, President, a Senior Vice President or a Vice President of the Company (who may rely upon the best of his information and belief), to that effect.

            (b) The Underwriters shall have received opinions in form and substance satisfactory to the Underwriters, dated the Closing Date, of (i) Latham & Watkins, special counsel
      for the Company, substantially in the form of Exhibit A hereto, (ii)
                                                    ---------
      Simpson, Thacher & Bartlett, special counsel for the Company, substantially in the form of Exhibit B hereto, (iii) the General Counsel
                                   ---------
      of the Company, substantially in the form of Exhibit C hereto and (iv) the
                                                   ---------
      General Counsel of the Smitty's, substantially in the form of Exhibit D
                                                                    ---------
      hereto.

            (c) The Underwriters shall have received an opinion, dated the Closing Date, of Cahill Gordon & Reindel, counsel for the Underwriters, with respect to the sufficiency of certain corporate proceedings and other legal matters relating to this Agreement, and such other related matters as the Underwriters may require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and infor-mation as they may reasonably request to pass upon such matters.

            (d) The Underwriters shall have received from Ernst & Young LLP, letters dated the date hereof and the Closing Date, in form and substance satisfactory to the Underwriters.

            (e) The Underwriters shall have received from Coopers & Lybrand L.L.P. letters dated the date hereof and the Closing Date, in form and substance satisfactory to the Underwriters.

            (f) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on and as of the Closing Date (other than to the extent any such representation or warranty is expressly made as to a certain other date); the Company shall have complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and subsequent to December 30, 1995 (except as specifically disclosed in the Prospectus), there shall have been no material adverse change in the business, condition (financial or other), results of operations or prospects of the Com-pany and the Subsidiaries taken as a whole (a "Material Adverse
                                                     ----------------
      Change"), or any development involving a prospective Material Adverse
      ------
      Change, except as set forth in, or contemplated by, the Prospectus.

            (g) None of the Transactions shall be enjoined (temporarily or permanently) and no restraining order or other injunctive order shall have been issued or any action, suit or proceeding shall have been commenced with respect to any Transaction Document, any Transaction before any court or governmental authority.

            (h) The Underwriters shall have received a certificate, dated the Closing Date, of the Chairman, President or any Vice President (and with respect to (iii) below, the Chief Financial Officer) of the Company to the effect that:

                  (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects as if made on and as of the Closing Date, and the Company has performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Date;

                 (ii) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act has been issued, and no proceedings for those purposes have been instituted or threatened or, to the best of the Company's knowledge, are contemplated by the Commission;

                (iii) Subsequent to December 30, 1995 (except as specifically disclosed in the Prospectus), there has not been a Material Adverse Change;

                 (iv) Neither the sale of the Securities by the Company hereunder nor any of the Transactions has been enjoined (temporarily or permanently);

                  (v) There have been no material amendments, alterations, modifications, or waivers of any provisions of any of the Transaction Documents since the date of the execution and delivery thereof by the parties thereto; and

                 (vi) The Company and the Subsidiaries, to the extent each is a party thereto, have complied in all material respects with all agreements and covenants in the Transaction Documents and performed in all material respects all conditions specified therein contemplated by the Prospectus to be complied with or performed by them at or prior to the Closing Date.

            (i) The Underwriters shall have received a certificate, dated the Closing Date, of the Chairman, President or any Vice President (and with respect to (ii) below the Chief Financial Officer) of Smitty's to the effect that:

                  (i) The representations and warranties of Smitty's in the Recapitalization Agreement are true and correct in all material respects as if made on and as of the Closing Date
            (other than to the extent any such representation or warranty is expressly made as to only a certain other date), and Smitty's and its subsidiaries have performed all covenants and agreements and satisfied all conditions on their part to be performed or satisfied at or prior to the Closing Date after giving effect to the Transactions;

                 (ii) Subsequent to July 30, 1995 (except as specifically disclosed in the Prospectus), there has not been any material adverse change, or any developments involving a prospective material adverse change, in the business, condition (financial or other), results of operations or prospects of Smitty's and its subsidiaries taken as a whole; and

                (iii) Smitty's and its subsidiaries have complied in all material respects with all agreements and covenants in the Transaction Documents, to the extent each is a party thereto, and performed in all material respects all conditions specified therein contemplated by the Prospectus to be complied with or performed by them at or prior to the Closing Date.

            (j)  On the Closing Date, the Underwriters shall have received
      (i) a letter, dated the Closing Date, from Houlihan, Lokey, Howard & Zukin, Inc. with respect to the solvency of the Company and the Subsidiaries in form, scope and substance satisfactory to the Underwriters and (ii) environmental audit reports in form, scope and substance satisfactory to the Underwriters.

            (k) On the Closing Date, the Company and the Subsidiaries shall have, to the extent each is a party thereto, complied in all material respects with all agreements and covenants in the Transaction Documents and performed all conditions specified therein (other than agreements or covenants which have been waived but only if such waivers are not required to be set forth in the Prospectus) to be complied with or performed at or prior to the Closing Date, and each of the Transaction Documents shall be in full force and effect.

            (l) On the Closing Date, the Underwriters shall have received copies of all certificates, documents and opinions, reasonably requested by the Underwriters, delivered by the Company or any of the Subsidiaries or any of their counsels and such other certificates, documents and opinions reasonably obtainable by the Company or any of the Subsidiaries under the Transaction Documents in connection with any of the Transactions, together with letters addressed to the Underwriters, stating that the Underwriters may rely on such certificates and opinions as if they had been addressed to the Underwriters.

            (m) Each of the Transactions (other than the Offerings) shall have been consummated, or shall be consummated simultaneously with the Offerings, on the terms and conditions set forth in the Transaction Documents.

            (n) On the Closing Date, the Certificate of Merger with respect to the Merger shall be in form and substance satisfactory to the Underwriters and shall have been filed with the Secretary of State of the State of Delaware.

            On or before the Closing Date, the Underwriters shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company and the Subsidiaries as they shall have heretofore reasonably requested from the Company and the Subsidiaries.

            All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters. The Company and the Subsidiaries shall furnish to the Underwriters such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quanti-ties as the Underwriters shall reasonably request.

            8.    Indemnification and Contribution.  (a)  The Company
                  --------------------------------
agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls either of the Underwriters within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, and each of their respective officers, directors, employees, representatives and agents (collectively, the "Underwriter Indemnitees"), against any losses, claims,
                    -----------------------
damages or liabilities, joint or several, to which such Underwriter Indemnitee may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

            (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the registration statement originally filed with respect to the Securities or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or any Subsidiary or based upon written information furnished by or on behalf of the Company or any Subsidiary filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each, an "Application") or
                          -----------

           (ii) the omission or alleged omission to state, in such registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, each Underwriter Indemnitee, for any legal or other expenses reasonably incurred by such Underwriter Indemnitee in connection with investigating, defending against or appearing as a third-
party witness in connection with any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such
        --------  -------
case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by any of the Underwriters specifically for use therein; and provided, further,
                                                          --------  -------
that the Company will not be liable to any Underwriter Indemnitee with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto if the Company shall have furnished such Underwriter with such amendment or supplement on a timely basis) if the person asserting any such loss, claim, damage or liability purchased Securities from the related Underwriter in reliance upon such Preliminary Prospectus but was not sent or given a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished such Underwriter with such amendment or supplement on a timely basis) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as so amended or supplemented if the Company shall have furnished such Underwriter with such amendment or supplement on a timely basis) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented if the Company shall have furnished such Underwriter with such amendment or supplement on a timely basis) was a result of noncompliance by the Company with Section 5(e)(ii) of this Agreement. Notwithstanding anything to the contrary herein, no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in any Preliminary Prospectus or the Prospectus to any person in order to benefit from the indemnification provisions herein or otherwise. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the Underwriter Indemnitees, including under the indemnity letter agreement dated January 25, 1996 between Smith's and Smitty's on the one hand and the Underwriters on the other hand. The Company will not, without the prior written consent of the Underwriters, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification from the Company may be sought hereunder (whether or not any Underwriter Indemnitee is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Underwriter Indemnitees from all liability arising out of such claim, action, suit or proceeding.

            (b) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and its directors, officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act

(collectively, the "Company Indemnitees") against any losses, claims,
                    -------------------
damages or liabilities to which such Company Indemnitee may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses reasonably incurred by such Company Indemnitee in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action in respect thereof. The Company agrees and acknowledges that, for all purposes of this Agreement, the only information provided by the Underwriters to the Company are the paragraph immediately above "Available Information" and the table and the third paragraph under "Underwriting" in the Prospectus. This indemnity agreement will be in addition to any liability that the Underwriters may otherwise have to the Company Indemnitees. The Underwriters will not, without the prior written consent of the Company, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnification from the Underwriters may be sought hereunder (whether or not any Company Indemnitee is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes an unconditional release of the Company Indemnitees from all liability arising out of such claim, action, suit or proceeding.

            (c)  Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement
thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8 except to the extent the failure to provide such notice materially prejudices the indemnifying parties. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the
                                        --------  -------
defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, then the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and, subject to the next sentence, such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this
Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriters in the case of paragraph (a) of this Section 8 or the Company in the case of paragraph
(b) of this Section 8, representing the indemnified parties under such paragraph
(a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

            (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabili-ties (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the Offerings (before deducting expenses other than underwriting discounts and commissions) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriters agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the Company on the one hand and the Under-writers on the other hand were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph
(d), the Underwriters shall
not be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commis-sions received by the Underwriters under this Agreement, less the aggregate amount of any damages that the Underwriters have otherwise been required to pay by reason of untrue or alleged untrue statements or omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each Underwriter Indemnitee (other than any Underwriter) shall have the same rights to contribution as the Underwriters, and each Company Indemnitee (other than the Company) shall have the same rights to contribution as the Company.

            9.    Survival Clause.  The respective representations,
                  ---------------
warranties, agreements, covenants, indemnities and other statements of the Company, Smitty's, their respective officers and the Underwriters set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of
(i) any investigation made by or on behalf of the Company, Smitty's, any Company Indemnitee or any Underwriter Indemnitee and (ii) delivery of and payment for the Securities, and shall be binding upon and shall inure to the benefit of any successors, assigns, heirs, personal representatives of the Company Indemnitees and the Underwriter Indemnitees. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

            10.   Termination.  (a)  This Agreement may be terminated in
                  -----------
the sole discretion of the Underwriters by notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

            (i) the Company or any Subsidiary shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, earthquake, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference, individually or in the aggregate, has had or has a Material Adverse Effect, or there shall have been any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company or any Subsidiary), in the business, condition (financial or other), results of operations or prospects of the Company and the Subsidiaries taken as a whole, except as described in the Prospectus (exclusive of any amendment or supplement thereto);

           (ii) trading in securities generally on the New York or American Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

          (iii) a banking moratorium shall have been declared by New York or United States authorities; or

           (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or (c) any material change in the financial markets of the United States which, in the sole judgment of the Underwriters, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

            (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in Section 9 hereof.

            11.   Defaulting Underwriters.  If, on the Closing Date, any
                  -----------------------
one or more of the Underwriters shall fail or refuse to purchase Securities that it or they have agreed to purchase hereunder and the aggregate principal amount of Securities with respect to which such default occurs (the "Defaulted Securities") is not more than one-tenth of the aggregate
      --------------------
principal amount of Securities to be purchased by all Underwriters, each non-defaulting Underwriter shall be obligated severally, in the proportion which the principal amount of Securities set forth opposite its name on Annex A bears to the total principal amount of Defaulted Securities, to
- -------
purchase Defaulted Securities. If, on the Closing Date, any one or more Underwriters shall fail or refuse to purchase Securities which it or they have agreed to purchase hereunder and the aggregate principal amount of Securities with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Securities to be purchased by all Underwriters and arrangements satisfactory to you and the Company for the purchase of such Defaulted Securities are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or of the Company, except as provided in
Section 13. In any such case which does not result in termination of this Agreement, you shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or in any other documents or arrangements may be effected. No action taken under this paragraph shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

            12.   Notices.  All communications hereunder shall be in
                  -------
writing and, if sent to the Underwriters, shall be mailed or delivered or telecopied and confirmed in writing to the Underwriters c/o BT Securities Corporation, One Bankers Trust Plaza, New York, New York 10005, Attention:
[Gerry McConnell], with a copy to Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, Attention: Michael A. Becker, Esq., and if sent to the Company, shall be mailed, delivered or telegraphed and confirmed in
writing to                                         Attention:
[                 ], with a copy to Latham & Watkins, 633 West Fifth
Street, Suite 4000, Los Angeles, California 90071, Attention: Thomas C. Sadler, Esq.

            13.   Successors.  This Agreement shall inure to the benefit of
                  ----------
and be binding upon the Underwriters, the Company, and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; provided, however, that (i) the indemnities of the Company
        --------  -------
contained in Section 8 of this Agreement shall also be for the benefit of the other Underwriter Indemnitees and (ii) the indemnities of the Underwriters contained in Section 8 of this Agreement shall also be for the benefit of the other Company Indemnitees. No purchaser of any of the Securities from the Underwriters will be deemed a successor because of such purchase.

            14.   APPLICABLE LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND
                  --------------
CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY PROVISIONS RELATING TO CONFLICTS OF LAW.

            15.   Counterparts.  This Agreement may be executed in two or
                  ------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriters.

                                    Very truly yours,

                                    SMITH'S FOOD & DRUG CENTERS, INC.


                                    By: ______________________________________
                                        Name:
                                        Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

BT SECURITIES CORPORATION
CS FIRST BOSTON CORPORATION
DONALDSON, LUFKIN & JENRETTE
  SECURITIES CORPORATION
GOLDMAN, SACHS & CO.
CHASE SECURITIES INC.

By:   BT SECURITIES CORPORATION


By:  _____________________________
     Name:
     Title:

                                                                         Annex A
                                                                         -------


                                                              Principal Amount
Underwriter                                                    of Securities
- -----------                                                   ----------------
BT Securities Corporation

CS First Boston Corporation

Donaldson, Lufkin & Jenrette
  Securities Corporation

Goldman, Sachs & Co.

Chase Securities Inc.
                                                              ----------------
                                                                $575,000,000

                                                                         Annex B
                                                                         -------


                               Subsidiaries
                               ------------